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Exhibit 10.91

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                            PARTICIPATION AGREEMENT

     This SECOND AMENDMENT TO AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated as of September 2, 1998 (this "Amendment"), is made and entered
                                                ---------
into by and among SCRUBGRASS GENERATING COMPANY, L.P., a Delaware limited partnership ("Lessor"), BUZZARD POWER CORPORATION, a Delaware corporation
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("Lessee"), ENVIRONMENTAL POWER CORPORATION, a Delaware corporation ("EPC"),
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BANKERS TRUST COMPANY as trustee under the Indenture ("Bond Trustee"), BANKERS
                                                       ------------
TRUST COMPANY as disbursement agent ("Disbursement Agent"), and CREDIT
                                      ------------------
LYONNAIS, acting through its New York Branch ("Credit Lyonnais") as agent for
                                               ---------------
the Bond LOC Issuer, the Contract LOC issuer, and the Banks (Credit Lyonnais acting in such capacity, the "Agent").
                              -----

     WHEREAS, Lessor, Lessee, EPC, Bond Trustee, Disbursement Agent and Agent are parties to that certain Amended and Restated Participation Agreement (the "Participation Agreement") dated December 22, 1995, which sets forth certain
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agreements and re1ationships between and among themselves relating to the construction, financing, leasing, and operation of a coal and coal-waste fired approximately 85 megawatt (net) small power production plant located in Vanango County, Pennsylvania (the "Project"); and

     WHEREAS, Section 12.2 of the Participation Agreement provides that a general partner in Lessor, including Pine Power Leasing, Inc. ("Pine"), may not,
                                                                ----
with certain exceptions, make any transfer or assignment of all or any portion of its general partnership interest in Lessor and certain corresponding rights and obligations except in a Permitted Transfer (as defined in the Participation Agreement); and

     WHEREAS, Appendix 1 of the Participation Agreement defines the term "Permitted Transfer" to include (a) sales, transfers or other dispositions which
(i) are to Persons approved by the Majority Banks (which approval shall not be unreasonably withheld), who assume all obligations of Lessor and under the Loan Documents and (ii) after giving effect thereto, do not result in the occurrence of any Default or Event of Default under any Transaction Document or (b) any sale, transfer, assignment or other disposition of a general partner interest permitted by Section 10.02 of the Amended and Restated Reimbursement Agreement; and

     WHEREAS, simultaneously herewith, Lessor, the Consenting Banks, the Agent, National Westminster Bank Plc. acting through its New York Branch, in its capacity as the Bond LOC issuer, and Landesbank Hessen-Thuringen Girozentrale, New York Branch, in its capacity as the Contract LOC Issuer will execute that certain Amendment Number 4 to the Reimbursement Agreement ("Agreement No 4")
                                                            ---------------
setting forth the terms and conditions under which the Consenting Banks are willing to consent to the Proposed Transfer, such consent to be effective upon satisfaction of such terms and conditions (the "Effective Date"), as defined in
                                                --------------
Amendment No. 4; and

     WHEREAS, subject to the terms and conditions set forth in that certain Purchase

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Agreement dated as of March 6, 1998 (the "Purchase Agreement"), between
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Bechtel Generating Company, Inc. ("BGCI") and Cogentrix Energy, Inc.
                                   ----
("Cogentrix"), BGCI has agreed to cause Pine to sell and transfer to
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Cogentrix/Scrubgrass, Inc., a Delaware corporation and an indirect subsidiary of
Cogentrix ("Substitute Partner"), and Substitute Partner has agreed to purchase
            ------------------
and accept, Pine's twenty percent (20%) general partnership interest (the "Interest") in Lessor (the "Proposed Transfer"); and
                            -----------------

     WHEREAS, Lessor, Lessee, EPC, Bond Trustee, Disbursement Agent and Agent desire to amend the Participation Agreement as set forth below:

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1.  Definitions. Unless otherwise defined herein, capitalized terms have
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the meanings ascribed to them in the Participation Agreement.

     2.  Amendments to the Participation Agreement. Effective on the Effective
         -----------------------------------------
Date, the Participation Agreement shall be amended as follows:

          a. Section 1.1 of the Participation Agreement is hereby amended and replaced in its entirety by a new Section 1.1 as follows:

     "Definitions; Rules of Construction. Capitalized terms used herein shall,
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     unless the context otherwise requires or they are otherwise defined herein, have the meanings set forth in Appendix I hereto. References in this Agreement to articles, sections, paragraphs and clauses are to articles, sections, paragraphs and clauses of this Agreement unless otherwise indicated. At any time, all references herein to any agreement or appendix, schedule or exhibit to such agreement shall be to such agreement, appendix, schedule or exhibit as such Agreement, Appendix, Schedule or Exhibit shall have been properly amended through such time. All references to a particular entity shall include a reference to such entity's successors and permitted assigns. Except as otherwise required by the context, such definitions shall be equally applicable to the singular or plural forms of the terms defined. The words "herein," "hereof" and "hereunder" shall refer to this Agreement as a whole and not to any particular section or subsection of this Agreement."



          b. Appendix I of the Participation Agreement shall be amended to include the following terms:

     "Clearfield Fuel Purchase Agreement" shall mean the Amended and Restated
      ----------------------------------
     Fuel Purchase Agreement dated as of June 1, 1996 between Lessor and Clearfield Properties, Inc.

     "Cogentrix/Scrubgrass" shall mean Cogentrix/Scrubgrass, Inc., a Delaware
      --------------------
     corporation.

     "Fuel Services Agreement" shall mean the Fuel Services Agreement dated as
      -----------------------
     of June 1,

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     1996 by and between Lessor and Fuel Site Operator.

     "Fuel Site Operator" shall mean U. S. Operating Services Company, a
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     California general partnership, in its status as operator under the Fuel
     Services Agreement, and any successor operator.

     "Leechburg Waste Disposal Agreement" shall mean the Amended and Restated
      ----------------------------------
     Waste Disposal Agreement dated as of June 1, 1996 between Lessor and Leechburg Properties, Inc.

          c. Appendix I of the Participation Agreement shall be amended to delete the terms "Pine" and "Bechtel Power".

          d. The definition of "General Partners" set forth in Appendix I of the Participation Agreement shall be amended and restated in its entirety as follows:

     "General Partners" shall mean Cogentrix/Scrubgrass, Falcon, SPC and all
      ----------------
     other Persons admitted as general partners of Lessor pursuant to the terms of the Partnership Agreement."

     3.  Governing Law. This Amendment shall be governed by and construed in
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accordance with the laws of the State of New York, without regard to any other applicable conflict of law provisions.

     4.  Amendments. This Amendment may not be amended, altered, modified or
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revoked without the prior written consent of all parties hereto, except in accordance with the requirements under the Reimbursement Agreement for modifications thereto.

     5.  Headings.  All headings in this Amendment are included only for
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convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

     6.  Binding Nature and Benefit. This Amendment shall be binding upon and
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inure to the benefit of each party hereto and their respective successors and assignors.

     7.  Counterparts. This Amendment may be executed in multiple counterparts,
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each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument.

     8.  Omnibus Consent. All of the undersigned parties consent to this
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Amendment and each and every action to be taken hereunder and as described herein.

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                          SCRUBGRASS GENERATING COMPANY, L.P.
                          a Delaware limited partnership

                          By:     illegible
                               ------------------------
                               Name:     illegible
                                     ----------------------------
                               Title:    illegible
                                     ---------------------------

                          BUZZARD POWER CORPORATION
                          a Delaware corporation

                          By:  /s/ William D. Linehan
                               -------------------------
                               Name:  William D. Linehan
                                      ---------------------------
                               Title: Chief Financial Officer
                                      --------------------------

                          ENVIRONMENTAL POWER CORPORATION,
                          a Delaware corporation

                          By:  /s/ William D. Linehan
                               -------------------------
                               Name:  William D. Linehan
                                      ----------------------------
                               Title: Treasurer
                                      ----------------------------

                          CREDIT LYONNAIS,
                          acting through its New York branch,, as Agent

                          By:     illegible
                               --------------------------
                               Name:     illegible
                                      ----------------------------
                               Title:    illegible
                                      ----------------------------

                          BANKERS TRUST COMPANY,
                          as trustee under the Indenture

                          By:     illegible
                               ---------------------------
                               Name:       illegible
                                      ----------------------------
                               Title:      illegible
                                      ----------------------------

                          BANKERS TRUST COMPANY,
                          as disbursement agent

                          By:     illegible
                               ---------------------------
                               Name:       illegible
                                      ----------------------------
                               Title:      illegible
                                      ----------------------------

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